Exhibit 32.1


                    Bingham Canyon Corporation

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Brett D. Mayer, Principal Executive and Financial Officer of Bingham Canyon Corporation certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     a. the quarterly report on Form 10-QSB of the Company for the quarter ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   July 30, 2003
                                  /s/ Brett D. Mayer
                                 _________________________________________
                                 Brett D. Mayer
                                 Principal Executive and Financial Officer